Share capital	9 Months Ended
Sep. 30, 2024
Equity [Abstract]
Share capital	Share capital
The Company can acquire up to 10% of its outstanding ordinary shares (by way of redemption), in accordance with Irish law and the Company’s constitutional documents through open market share acquisitions.

On February 20, 2024, the Company's Board of Directors authorized a new buyback program of up to $500 million of the outstanding ordinary shares of the Company. All ordinary shares that are redeemed under the buyback program will be canceled in accordance with the constitutional documents of the Company and the nominal value of these shares transferred to an undenominated capital fund as required under Irish Company law. Repurchases under the share buyback program may be effected from time to time in open market or privately negotiated transactions in accordance with agreed terms and limitations. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations. Depending upon results of operations, market conditions and the development of the economy, as well as other factors, generally we will consider share repurchases on an opportunistic basis from time to time.

During the nine months ended September 30, 2024, 337,070 shares were redeemed by the Company under this buyback program for a total consideration of $100.0 million.
On October 22, 2024, the Company's Board of Directors authorized an additional buyback program of up to $250.0 million of the outstanding ordinary shares of the Company.